Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforwards	$ 4,758,944	$ 3,911,858
General Business Credit Carryover	1,408,963	703,373
R&D Credit (available for payroll tax offset)	268,568	285,518
Subtotal	6,436,475	4,900,749
Valuation allowance	(6,436,475)	(4,900,749)
Total deferred tax assets